Exhibit 4.3

EXECUTION VERSION

DANAHER CORPORATION

AND

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee

THIRD SUPPLEMENTAL INDENTURE

1.700% Senior Notes Due 2024

2.100% Senior Notes Due 2026

2.500% Senior Notes Due 2030

Dated as of March 30, 2020

THIS THIRD SUPPLEMENTAL INDENTURE (this “Third Supplemental Indenture”), dated as of March 30, 2020, is between DANAHER CORPORATION, a Delaware corporation (the “Company”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association duly organized and existing under the laws of the United States of America, as Trustee (the “Trustee”).

RECITALS

WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture (the “Initial Base Indenture”), dated as of December 11, 2007, between the Company and the Trustee, as supplemented by a Supplemental Indenture (the “First Supplemental Indenture”), dated as of September 15, 2015 and as amended by a Second Supplemental Indenture (the “Second Supplemental Indenture”), dated as of July 1, 2019, between the Company and the Trustee (the Initial Base Indenture, as so supplemented by the First Supplemental Indenture and amended by the Second Supplemental Indenture, collectively the “Base Indenture,” and the Base Indenture, together with this Third Supplemental Indenture, the “Indenture”), providing for the issuance from time to time of series of the Company’s Securities;

WHEREAS, Section 901(5) of the Base Indenture provides for the Company and the Trustee to enter into an indenture supplemental to the Base Indenture to add to, change or eliminate any of the provisions of the Base Indenture in respect to one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any Security or series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no such Security Outstanding;

WHEREAS, Section 901(7) of the Base Indenture provides for the Company and the Trustee to enter into an indenture supplemental to the Base Indenture to establish the forms or terms of Securities of any series as permitted by Section 201 or Section 301 of the Base Indenture;

WHEREAS, pursuant to Section 301 of the Base Indenture, the Company wishes to provide for the issuance of the following new series of Securities to be known as its: (a) 1.700% Senior Notes due 2024 (the “2024 Notes”), (b) 2.100% Senior Notes due 2026 (the “2026 Notes”) and (c) 2.500% Senior Notes due 2030 (the “2030 Notes,” and together with the 2024 Notes and 2026 Notes, the “Notes”). The form of each such series of Notes and the terms, provisions and conditions thereof shall be as set forth in this Third Supplemental Indenture; and

WHEREAS, the Company has requested that the Trustee execute and deliver this Third Supplemental Indenture and all requirements necessary to make this Third Supplemental Indenture a valid and binding instrument enforceable in accordance with its terms, and to make each series of Notes, when executed and delivered by the Company and authenticated by the Trustee, the valid, binding and enforceable obligations of the Company, have been done and performed, and the execution and delivery of this Third Supplemental Indenture has been duly authorized in all respects;

NOW, THEREFORE, in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.01    Relation to Base Indenture. This Third Supplemental Indenture constitutes an integral part of the Base Indenture.

Section 1.02    Definition Of Terms. For all purposes of this Third Supplemental Indenture:

(a)    capitalized terms used herein without definition shall have the meanings set forth in the Base Indenture;

(b)    a term defined anywhere in this Third Supplemental Indenture has the same meaning throughout and, to the extent any such term conflicts with a corresponding term defined in the Base Indenture or is otherwise set forth both in this Third Supplemental Indenture and in the Base Indenture, such term as defined in this Third Supplemental Indenture shall supersede the corresponding term defined in the Base Indenture with respect to the Notes;

(c)    the singular includes the plural and vice versa;

(d)    headings are for convenience of reference only and do not affect interpretation; and

(e)    the following terms have the meanings given to them in this Section 1.02(e):

“2024 Notes Interest Payment Date” shall have the meaning set forth in Section 2.05(b).

“2026 Notes Interest Payment Date” shall have the meaning set forth in Section 2.05(b).

“2030 Notes Interest Payment Date” shall have the meaning set forth in Section 2.05(b).

“2024 Notes Maturity Date” shall have the meaning set forth in Section 2.02.

“2026 Notes Maturity Date” shall have the meaning set forth in Section 2.02.

“2030 Notes Maturity Date” shall have the meaning set forth in Section 2.02.

“Additional Amounts” shall have the meaning set forth in Section 2.07.

“Business Day” means any day other than a Saturday or Sunday, which is (1) not a day on which banking institutions in The City of New York or London are authorized or required by law, regulation or executive order to close and (2) a TARGET2 Business Day.

“Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is defined in Section 13(d)(3) of the Exchange Act) (other than (a) the Company or one of its Subsidiaries, (b) any employee benefit plan of such Person or its Subsidiaries, and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan and (c) Steven M. Rales and Mitchell P. Rales) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; or (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company’s assets and the assets of the Company’s Subsidiaries, taken as a whole, to any “person” (as that term is defined in Section 13(d)(3) of the Exchange Act) (other than the Company or one of its Subsidiaries). Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no Person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Offer” shall have the meaning set forth in Section 3.02.

“Change of Control Payment” shall have the meaning set forth in Section 3.02.

“Change of Control Payment Date” shall have the meaning set forth in Section 3.02.

“Change of Control Triggering Event,” with respect to any series of Notes, means the occurrence of both a Change of Control and a Rating Event with respect to such series. No Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.

“Clearstream” means Clearstream Banking, S.A.

“Common Depositary” means any Person acting as common depositary for Euroclear and Clearstream or its successor as appointed as such by the Depositary, which shall initially be The Bank of New York Mellon, London Branch.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Company, a German government bond whose maturity is closest to the applicable Par Call Date, or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means, with respect to any Redemption Date, the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the series of Notes to be redeemed, if they were to be purchased at such price on the third Business Day prior to the date fixed for redemption, would be equal to the gross redemption yield on such Business Day of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Company.

“Depositary” means each of Clearstream and Euroclear.

“Euroclear” means Euroclear Bank SA/NV.

“Euro-Zone” means, at any time, the region comprised of the countries (if any) then participating in the European Economic and Monetary Union (or any successor union) pursuant to the Treaty on European Union of February 1992 (or any successor treaty), as it may be amended from time to time.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Global Note” shall have the meaning set forth in Section 2.04.

“Interest Payment Date” means the 2024 Notes Interest Payment Date, the 2026 Notes Interest Payment Date or the 2030 Notes Interest Payment Date, as applicable.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P; and the equivalent investment grade credit rating from any additional rating agency or rating agencies selected by the Company.

“Issue Date” means March 30, 2020.

“Market Exchange Rate” means the noon buying rate in The City of New York for cable transfers of euro as certified for customs purposes (or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New York.

“Maturity Date” means the 2024 Notes Maturity Date, the 2026 Notes Maturity Date or the 2030 Notes Maturity Date, as applicable.

“Moody’s” means Moody’s Investors Service Inc., and any successor to its rating agency business.

“Par Call Date” means in the case of the 2024 Notes, February 29, 2024; in the case of the 2026 Notes, July 30, 2026; and in the case of the 2030 Notes, December 30, 2029.

“Person” has the meaning set forth in the Base Indenture and includes a “person” or “group” as these terms are used in Section 13(d)(3) of the Exchange Act.

“Paying Agent” means The Bank of New York Mellon, London Branch, or its successor appointed as such by the Company.

“Paying Agency Agreement” means the Paying Agency Agreement, dated as of March 30, 2020, among the Company, the Trustee and the Paying Agent, as it may be amended from time to time.

“Rating Agency” means (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the applicable series of Notes or fails to make a rating of such series of Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Company (as certified by a Board Resolution of the Company) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means the rating on the applicable series of Notes is lowered by each of the Rating Agencies and such series of Notes is rated below an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period will be extended so long as the rating of such series of Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies) after the earlier of (1) the occurrence of a Change of Control and (2) public notice of the occurrence of a Change of Control or the Company’s intention to effect a Change of Control; provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if the

Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).

“Record Date” means the fifteenth calendar day, whether or not a Business Day, immediately preceding the related Interest Payment Date.

“Redemption Date” means, with respect to any redemption of any series of Notes, the date fixed for such redemption pursuant to the Indenture and such series of Notes.

“Remaining Scheduled Payments” means, with respect to each series of Notes to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date (assuming that such Notes matured on the applicable Par Call Date for such series of Notes) but for such redemption; provided, however, that, if such Redemption Date is not an Interest Payment Date with respect to the Notes of such series, the amount of the next succeeding scheduled interest payment thereon will be deemed to be reduced by the amount of interest accrued thereon to such Redemption Date.

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and any successor to its rating agency business.

“Subsidiary” of any specified Person means any corporation or other entity (including, without limitation, partnerships, joint ventures and associations) of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power for the election of directors of such corporation or other entity (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned by such Person, or by one or more Subsidiaries, or by such Person and one or more other Subsidiaries.

“TARGET2 System” means the Trans-European Automated Real-Time Gross Settlement Express Transfer System or any successor thereto.

“TARGET2 Business Day” means any day on which the TARGET2 System is open for business.

“Taxes” shall have the meaning set forth in Section 2.07.

“Taxing Jurisdiction” shall have the meaning set forth in Section 3.03.

“United States Person” shall have the meaning set forth in Section 2.07.

“Voting Stock” means, with respect to any specified Person as of any date, the capital stock of such Person that is at the time entitled to vote generally in the election of the Board of Directors or similar governing body of such Person.

The terms “2024 Notes,” “2026 Notes,” “2030 Notes,” “Company,” “Trustee,” “Indenture,” “Initial Base Indenture,” “Base Indenture,” “First Supplemental Indenture,” “Second Supplemental Indenture” and “Notes” shall have the respective meanings set forth in the recitals to this Third Supplemental Indenture and the paragraph preceding such recitals.

ARTICLE 2

GENERAL TERMS AND CONDITIONS OF THE NOTES

Section 2.01    Designation and Principal Amount. Each series of Notes may be issued from time to time upon written order of the Company for the authentication and delivery of such series of Notes pursuant to Section 303 of the Base Indenture. There are hereby authorized:

(a)    a series of Securities designated as the 1.700% Senior Notes due 2024, limited in initial aggregate principal amount to €750,000,000 (except upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 304, 305, 306, 906 or 1107 of the Base Indenture);

(b)    a series of Securities designated as the 2.100% Senior Notes due 2026, limited in initial aggregate principal amount to €500,000,000 (except upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 304, 305, 306, 906 or 1107 of the Base Indenture); and

(c)    a series of Securities designated as the 2.500% Senior Notes due 2030, limited in initial aggregate principal amount to €500,000,000 (except upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 304, 305, 306, 906 or 1107 of the Base Indenture).

The Company may create and issue additional Notes of any series having the same terms and conditions as such series of Notes in all respects (or in all respects except for the Issue Date, issue price and, to the extent applicable, the payment of interest accruing prior to the Issue Date of such additional Notes or the first payment of interest following the Issue Date), so that such additional Notes of such series will be consolidated and form a single series with the initial Notes of such series.

Section 2.02    Maturity. (a) The date upon which the 2024 Notes shall become due and payable at final maturity, together with any accrued and unpaid interest, is March 30, 2024 (the “2024 Notes Maturity Date”), (b) the date upon which the 2026 Notes shall become due and payable at final maturity, together with any accrued and unpaid interest, is September 30, 2026 (the “2026 Notes Maturity Date”) and (c) the date upon which the 2030 Notes shall become due and payable at final maturity, together with any accrued and unpaid interest, is March 30, 2030 (the “2030 Notes Maturity Date”).

Section 2.03    Form, Payment and Appointment. Except as provided in Section 2.04, each series of Notes shall be issued in fully registered, certificated form. Principal of and interest on each series of Notes will be payable, the transfer of such series of Notes will be registrable, and such series of Notes will be exchangeable for such series of Notes of a like aggregate principal amount, at the office or agency of the Company maintained for such purpose located at One Canada Square, London E14 5AL, United Kingdom, which shall initially be the corporate trust office of the Paying Agent; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Person entitled thereto at such address as shall appear in the Security register or by wire transfer to an account appropriately designated by the Person entitled to payment; provided, that the Paying Agent shall have received written notice of such account designation at least five (5) Business Days prior to the date of such payment (subject to surrender of the relevant Note in the case of a payment of interest on a Redemption Date or the Maturity Date).

No service charge shall be made for any registration of transfer or exchange of any series of Notes, but the Company may require payment from the applicable Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

The Notes shall be issuable in denominations of €100,000 and integral multiples of €1,000 in excess thereof.

The specified currency of the Notes shall be euro. Initial Holders of Notes of a series will be required to pay for such Notes in euro, and all payments of interest and principal, including payments made upon any redemption or repurchase of such Notes, will be payable in euro (except as otherwise provided in this Section 2.03) in immediately available funds at the corporate trust office of the Paying Agent or such other place designated by the Company with written notification to the Trustee. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or if the euro is no longer being used by the then-member states of the European Economic and Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes of each series shall be made in U.S. dollars until the euro is again available to the Company. In such circumstances, the amount payable on any date in euro will be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for the euro. Any payment in respect of the Notes of a series so made in U.S. dollars will not constitute an Event of Default under such series of Notes or the Indenture. Neither the Trustee nor the Paying Agent for the Notes shall have any responsibility for any calculation or conversion in connection with the foregoing.

Section 2.04    Global Notes. The Notes of each series shall be issued initially in the form of a permanent Global Security in registered form (each, a “Global Note”), deposited with, or on behalf of, Euroclear and Clearstream, and registered in the name of the nominee of the Common Depositary or its nominee for the accounts of Euroclear and Clearstream. Unless and until a Global Note is exchanged for Notes of such series in certificated form, such Global Note may be transferred, in whole but not in part.

All payments due in respect of any series of Notes while such Notes are in the form of a Global Note, including the redemption price due in respect of the redemption of any such series, shall be made to the Paying Agent, which in turn shall make payment with respect to the applicable series of Notes to the Common Depositary for the account of Euroclear and Clearstream, or in each case to their respective successors selected or approved by the Company or to the nominee of such successor.

Section 2.05    Interest. (a) Interest payable on any Interest Payment Date, Maturity Date or Redemption Date, shall be the amount of interest accrued from, and including, the immediately preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the Issue Date, if no interest has previously been paid or duly provided for) to, but excluding, such Interest Payment Date, Maturity Date or, if applicable, Redemption Date, as the case may be. Interest on the Notes will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Notes (or the Issue Date if no interest has been paid on the Notes), to but excluding the next scheduled Interest Payment Date, Maturity Date or Redemption Date, as applicable. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Markets Association.

(b)    The 2024 Notes will bear interest at the rate of 1.700% per year; the 2026 Notes will bear interest at the rate of 2.100% per year; and the 2030 Notes will bear interest at the rate of 2.500% per year. Interest on the 2024 Notes shall be payable annually in arrears on March 30 of each year (each, a “2024 Notes Interest Payment Date”), commencing March 30, 2021; interest on the 2026 Notes shall be payable annually in arrears on September 30 of each year (each, a “2026 Notes Interest Payment Date”), commencing September 30, 2020; and interest on the 2030 Notes shall be payable annually in arrears on March 30 of each year (each, a “2030 Notes Interest Payment Date”), commencing March 30, 2021, in each case to the Persons in whose names such Notes are registered at the close of business on the Record Date for such Interest Payment Date, except as provided in Section 2.06.

Section 2.06    Payment on Day other than a Business Day. In the event that any Interest Payment Date with respect to any series of Notes or the Maturity Date or a Redemption Date for any series of Notes falls on a day that is not a Business Day, then the related payments of principal, premium, if any, and interest shall be made on the next succeeding day that is a Business Day (and no additional interest will accrue or otherwise accumulate on the amount payable for the period from and after such Interest Payment Date, Maturity Date or Redemption Date, as applicable). Interest due on the Maturity Date or a Redemption Date (in each case, whether or not an Interest Payment Date) of any series of Notes will be paid to the Person to whom principal of such Notes is payable.

Section 2.07    Payments of Additional Amounts. All payments made by the Company under or with respect to the Notes will be made free and clear of and without withholding or deduction for or on account of any present or future taxes, duties, levies, imposts, assessments or governmental charges of whatever nature imposed or levied by or on behalf of any Taxing Jurisdiction (“Taxes”), unless the Company, as the case may be, is required to withhold or deduct Taxes by law or by the interpretation or administration thereof. In the event that the Company is required to so withhold or deduct any amount for or on account of any Taxes from any payment made under or with respect to any series of Notes, the Company will pay to a Holder of Notes that is not a United States Person such additional amounts (“Additional Amounts”) as may be necessary so that the net amount received by each Holder of Notes (including Additional Amounts) after such withholding or deduction will equal the amount that such Holder would have received if such Taxes had not been required to be withheld or deducted; provided that no Additional Amounts will be payable with respect to a payment to a Holder of Notes or a holder of a beneficial interests in Global Notes where such holder is subject to taxation on such payment by a relevant Taxing Jurisdiction for any reason other than such holder’s mere ownership of the Notes or for or on account of:

(a) any Taxes that are imposed or withheld solely because such holder or a fiduciary, settlor, beneficiary, or member of such holder if such holder is an estate, trust, partnership, limited liability company or other fiscally transparent entity, or a person holding a power over an estate or trust administered by a fiduciary holder:

(1) is or was present or engaged in, or is or was treated as present or engaged in, a trade or business in the Taxing Jurisdiction or has or had a permanent establishment in the Taxing Jurisdiction;

(2) has or had any present or former connection (other than the mere fact of ownership of such Notes) with the Taxing Jurisdiction imposing such Taxes, including being or having been a national citizen or resident thereof, being treated as being or having been a resident thereof or being or having been physically present therein;

(3) with respect to any withholding Taxes imposed by the United States, is or was with respect to the United States a personal holding company, a passive foreign investment company, a controlled foreign corporation, a foreign private foundation or other foreign tax-exempt organization or corporation that has accumulated earnings to avoid United States federal income tax;

(4) actually or constructively owns or owned 10% or more of the total combined voting power of all classes of stock of the Company within the meaning of Section 871(h)(3) of the Code; or

(5) is or was a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3) of the Code.

(b) any estate, inheritance, gift, sales, transfer, excise, personal property or similar Taxes imposed with respect to the Notes, except as otherwise provided herein;

(c) any Taxes imposed solely as a result of the presentation of such Notes (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever is later, except to the extent that the beneficiary or holder thereof would have been entitled to the payment of Additional Amounts had the Notes been presented for payment on any date during such 30-day period;

(d) any Taxes imposed or withheld solely as a result of the failure of such holder or any other person to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connection with the Taxing Jurisdiction of such holder, if such compliance is required by statute, regulation, ruling or administrative practice of the relevant Taxing Jurisdiction or by any applicable tax treaty to which the relevant Taxing Jurisdiction is a party as a precondition to relief or exemption from such Taxes (including the submission of an applicable IRS Form W-8 in the case of a non-United States Person);

(e) with respect to withholding Taxes imposed by the United States, any such Taxes imposed by reason of the failure of such holder to fulfill the statement requirements of sections 871(h) or 881(c) of the Code;

(f) any Taxes that are payable by any method other than withholding or deduction by the Company or any paying agent from payments in respect of such Notes;

(g) any Taxes required to be withheld by any paying agent from any payment in respect of any Notes if such payment can be made without such withholding by at least one other paying agent;

(h) any withholding or deduction required pursuant to sections 1471 through 1474 of the Code, any regulations or agreements thereunder, official interpretations thereof, or any law, rule, guidance or administrative practice implementing an intergovernmental agreement entered into in connection with such sections of the Code; or

(i) any combination of Section 2.07(a), (b), (c), (d), (e), (f), (g), or (h).

Additional Amounts also will not be payable to any Holder or the holder of a beneficial interest in a Global Note that is a fiduciary, partnership, limited liability company or other fiscally transparent entity, or to such holder that is not the sole Holder or holder of such beneficial interests of such Note, as the case may be. This exception, however, will apply only to the extent that a beneficiary or settlor with respect to the fiduciary, or a beneficial owner or member of the partnership, limited liability company or other fiscally transparent entity, would not have been entitled to the payment of an Additional Amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment.

The term “United States Person” means any individual who is a citizen or resident of the United States for U.S. federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury Regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source. As used in this Section 2.07 and Section 3.03, the term “United States” means the United States of America, the states of the United States, and the District of Columbia.

The Company will also (i) make such withholding or deduction of Taxes and (ii) remit the full amount of Taxes so deducted or withheld to the relevant Taxing Jurisdiction in accordance with all applicable laws. The Company will use its commercially reasonable efforts to obtain certified copies of tax receipts evidencing the payment of any Taxes so deducted or withheld from each Taxing Authority imposing such Taxes. The Company will, upon request, make available to the holders of the Notes, within 90 days after the date the payment of any Taxes so deducted or withheld is due pursuant to applicable law, certified copies of tax receipts evidencing such payment by the Company or if, notwithstanding the Company’s efforts to obtain such receipts, the same are not obtainable, other evidence of such payments by the Company.

At least 30 days prior to each date on which any payment under or with respect to the Notes is due and payable, if the Company will be obligated to pay Additional Amounts with respect to such payment, the Company will deliver to the Trustee an Officers’ Certificate stating the fact that such Additional Amounts will be payable, the amounts so payable and will set forth such other information as is necessary to enable such Trustee to pay such Additional Amounts to holders of such Notes on the payment date.

In addition, the Company will pay any stamp, issue, registration, documentary or other similar taxes and duties, including interest, penalties and Additional Amounts with respect thereto, payable in the United States or any political subdivision or taxing authority of or in the foregoing in respect of the creation, issue, offering, enforcement, redemption or retirement of the Notes.

The provisions of Section 3.03 and this Section 2.07 shall survive any termination or discharge of the Indenture and shall apply mutatis mutandis to any jurisdiction in which the Company or any successor Person to the Company is organized or is engaged in business for tax purposes or any political subdivisions or taxing authority or agency thereof or therein (and the term Taxing Jurisdiction shall include such jurisdictions, political subdivisions, taxing authority or agency); provided, however, the date on which the Company changes its jurisdiction in which it is organized or such Person becomes a successor to the Company shall be substituted for the date on which the series of Notes was issued.

Whenever in the Indenture or the Form of Note there is mentioned, in any context, the payment of principal, premium, if any, redemption price, interest or any other amount payable under or with respect to any Note, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof.

Section 2.08    No Sinking Fund. The Notes are not entitled to the benefit of any sinking fund.

Section 2.09    Paying Agent. The paying agent for the Notes shall initially be the Paying Agent (in such capacity, the “Paying Agent”). The Company may change the Paying Agent without prior notice to any Holder. The Company will give the Trustee prompt written notice of any change in any such appointment.

ARTICLE 3

REDEMPTION OF THE NOTES

Section 3.01    Optional Redemption by Company. (a) At any time and from time to time prior to the applicable Par Call Date, the Company has the right, at its option, to redeem any series of Notes, in whole or in part, at a redemption price equal to the greater of:

(i)    100% of the principal amount of the Notes to be redeemed, and

(ii)    the sum of the present values of the Remaining Scheduled Payments on the series of Notes to be redeemed (not including any portion of the payments of interest that will be accrued and unpaid to and including the Redemption Date) discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus 35 basis points, in the case of the 2024 Notes, 40 basis points, in the case of the 2026 Notes and 45 basis points, in the case of the 2030 Notes,

(iii)    plus, in each case, accrued and unpaid interest, if any, on the principal amount of the Notes being redeemed to, but excluding, the Redemption Date.

(b)    On or after the applicable Par Call Date for each series of Notes, the Company has the right, at its option, to redeem each series of Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of such Notes to be redeemed, plus accrued and unpaid interest, if any, on the principal amount of the series of Notes being redeemed to, but excluding, the Redemption Date.

(c)     The Company will cause the notice of any redemption to be mailed (or sent electronically in accordance with applicable Depositary procedures) to the registered Holders of the applicable Notes to be redeemed not less than 15 nor more than 60 days prior to the Redemption Date. Any notice may, at the discretion of the Company be subject to the satisfaction or waiver of one or more conditions precedent. In that case, the notice shall state the nature of such condition precedent. If a series of Notes are only partially redeemed pursuant to this Section 3.01, such Notes to be redeemed will be selected by the Trustee in such manner as in its sole discretion it shall deem appropriate and fair, subject to any applicable Depositary procedures. The price for any redemption pursuant to this Section 3.01 shall be paid prior to 12:00 noon, London time, on the applicable Redemption Date or at such later time as is then permitted by the rules of the Depositary applicable to such series of Notes (if then registered as Global Notes); provided, that the Company shall deposit with the Trustee or the Paying Agent an amount sufficient to pay the applicable redemption price by 10:00 a.m., London time, on the date such redemption price is to be paid.

(d)    If money sufficient to pay the redemption price of all of the Notes (or a portion thereof) to be redeemed on the applicable Redemption Date is deposited with the Trustee or the Paying Agent on or before such Redemption Date as provided herein, then on and after such Redemption Date, interest will cease to accrue on such series of Notes (or such portion thereof) called for redemption.

Section 3.02    Change of Control Triggering Event. (a) If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Notes in full as described in Section 3.01, or with respect to any series of Notes, such series of Notes has become redeemable as described in Section 3.03, Holders of each series of Notes will have the right to require the Company to repurchase all or any part (equal to €100,000 or an integral multiple of €1,000 in excess thereof) of their Notes pursuant to the offer described below (the “Change of Control Offer”) on the terms set forth in the Notes. In the Change of Control Offer, the Company will be required to offer payment in cash equal to

101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to the date of purchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, or, at the Company’s option, prior to the date of the consummation of any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, the Company will be required to mail a notice to Holders of each applicable series of Notes, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase such applicable series of Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures required by the Notes and described in such notice. The notice shall, if mailed prior to the date of the consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date. The Company must comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Triggering Event provisions of the Notes, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Section 3.02 or the Change of Control Triggering Event provisions of the Notes by virtue of such conflicts.

(b)    On the Change of Control Payment Date, the Company will be required, to the extent lawful, to:

(i)    accept for payment all Notes of each applicable series, or portions of such Notes, properly tendered pursuant to the Change of Control Offer;

(ii)    deposit with the applicable Paying Agent an amount equal to the Change of Control Payment in respect of all Notes of each applicable series, or portions of such Notes, properly tendered; and

(iii)    deliver or cause to be delivered to the Trustee the Notes of each applicable series properly accepted together with an Officers’ Certificate stating the aggregate principal amount of such Notes, or portions of such Notes, being repurchased.

(c)    The applicable Paying Agent will promptly mail to each Holder of Notes of each applicable series properly tendered the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each such Holder a new Note of such series equal in principal amount to any unpurchased portion of any Notes of such series surrendered; provided that each new Note will be in a principal amount of €100,000 or an integral multiple of €1,000 in excess thereof. The Company will not be required to make an offer to repurchase Notes of any series upon a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Notes of each such series properly tendered and not withdrawn under its offer. In addition, the Company will not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

Section 3.03    Redemption Upon Changes in Withholding Tax. Unless otherwise provided, the Notes of any series may be redeemed, as a whole but not in part, at the option of the Company, upon not less than 15 days, but no more than 60 days’ notice (which notice shall be irrevocable), at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest, if any, to the redemption date and Additional Amounts, if any, if as a result of any amendment to, or change in, the laws, regulations or rulings of the United States, as applicable, or any political subdivision thereof or therein having the power to tax (a “Taxing Jurisdiction”), or any change in the application or official interpretation of such laws, including any action taken by, or change in the published administrative practice of, a taxing authority or a holding by a court of competent jurisdiction (regardless of whether such action, change or holding is with respect to the Company), which amendment or change is announced and becomes effective on or after the date the Notes of such series are issued, the Company has become, or there is a material probability that it will become, obligated to pay Additional Amounts on the next date on which any amount would be payable with respect to the Notes of such series, and such obligation cannot be avoided by the use of commercially reasonable measures available to the Company; provided, however, that no such notice of redemption may be given earlier than 60 days prior to the earliest date on which the Company would be obligated, or there is a material probability the Company would otherwise be obligated, to pay such Additional Amount. Prior to the publication or, where relevant, mailing (and/or to the extent permitted by applicable procedures or regulations, electronic delivery) of any notice of redemption described in this paragraph, the Company shall deliver to the Trustee (i) an Officers’ Certificate of the Company stating that the obligation to pay Additional Amounts cannot be avoided by the Company taking commercially reasonable measures available to it and (ii) a written opinion of independent tax counsel to the Company of recognized standing to the effect that the Company has or there is a material probability that it will become obligated to pay Additional Amounts as a result of a change, amendment, official interpretation or application described above and that the Company cannot avoid the payment of such Additional Amounts by taking commercially reasonable measures available to it.

ARTICLE 4

FORM OF NOTES

Section 4.01    Form of Notes. The Notes and the Trustee’s Certificates of Authentication to be endorsed thereon are to be substantially in the forms attached as Exhibits A through C hereto, in each case with such changes therein as the officers of the Company executing the Notes (by manual or facsimile signature) may approve, such approval to be conclusively evidenced by his or her execution thereof.

ARTICLE 5

ORIGINAL ISSUE OF NOTES

Section 5.01    Original Issue of Notes. 2024 Notes having an initial aggregate principal amount of €750,000,000, 2026 Notes having an initial aggregate principal amount of €500,000,000 and 2030 Notes having an initial aggregate principal amount of €500,000,000 may from time to time, upon execution of this Third Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes to or upon the written order of the Company pursuant to Section 303 of the Base Indenture without any further action by the Company (other than as required by the Base Indenture).

ARTICLE 6

PARTICULAR COVENANTS OF THE COMPANY

In addition to the covenants set forth in Article 10 of the Base Indenture, the Notes shall include the following additional covenants, and such additional covenants shall be subject to covenant defeasance pursuant to Section 1303 of the Base Indenture.

Section 6.01    Further Instruments and Acts. The Company shall execute and deliver to the Trustee such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of the Indenture.

ARTICLE 7

SUPPLEMENTAL INDENTURES

Section 7.01    Supplemental Indentures with Consent of Holders of Notes. As set forth in Section 902 of the Base Indenture, with the consent of the Holders of a majority in the aggregate principal amount of Securities of each series affected by such supplemental indenture at the time Outstanding, the Company and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental to the Base Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Base Indenture or this Third Supplemental Indenture or of modifying in any manner the rights of the Holders of the Securities.

Section 7.02    Additional Provisions. In addition to the provisions set forth in Section 901 of the Base Indenture, without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

(b)    to conform this Third Supplemental Indenture to the description of the Notes set forth in the Company’s prospectus supplement, dated March 25, 2020, and the accompanying prospectus, dated July 9, 2019; and

(c)    to evidence and provide for the acceptance of appointment by a successor or separate trustee with respect to the Notes and to add to or change any of the provisions of the Indenture as necessary to provide for the administration of the Indenture by more than one trustee.

ARTICLE 8

THE TRUSTEE

Section 8.01    Ratification of Indenture. In addition to the provisions set forth in Section 603 of the Base Indenture, subject to the provisions of Section 601 of the Base Indenture:

(a)    in no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations under the Indenture arising out of or caused by forces beyond its reasonable control, including strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software or hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances; and

(b)    notwithstanding anything to the contrary contained in the Indenture (as amended or supplemented), the Company, the Trustee and any Paying Agent may, to the extent it is required to do so by law, deduct or withhold income or other similar taxes imposed from principal or interest payments hereunder. The Company, the Trustee and any Paying Agent shall reasonably cooperate with each other and shall provide each other with copies of documents or information reasonably necessary for each of the Company, the Trustee and any such Paying Agent to comply with any withholding tax or tax information reporting obligations imposed on any of them, including any obligations imposed pursuant to an agreement with a governmental authority.

ARTICLE 9

AMENDMENTS TO PROVISIONS OF BASE INDENTURE

Section 9.01    The following shall be inserted as a new Section 114 of the Base Indenture:

Section 114    Consent to Jurisdiction and Service of Process.

The Company and the Trustee agree that any legal suit, action or proceeding brought by any party to enforce any rights under or with respect to this Indenture, any Security or any other document or the transactions contemplated hereby or thereby may be instituted in any state or federal court sitting in the Borough of Manhattan of the City of New York, State of New York, United States of America, irrevocably waives to the fullest extent permitted by law any objection that it may now or hereafter have to the laying of venue of any such suit, action or proceeding, irrevocably waives to the fullest extent permitted by law any claim that and agrees not to claim or plead in any court that any such action, suit or proceeding brought in such court has been brought in an inconvenient forum and irrevocably submits to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding or for recognition and enforcement of any judgment in respect thereof.

Section 9.02    The following shall be inserted as a new Section 115 of the Base Indenture:

Section 115    Waiver of Jury Trial.

THE COMPANY, THE HOLDERS AND THE TRUSTEE HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 9.03    The last paragraph of Section 303 of the Base Indenture is hereby deleted and replaced in its entirety with the following:

No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein, executed by the Trustee by manual or electronic signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 9.04    Section 603(9) of the Base Indenture is hereby deleted and replaced in its entirety with the following:

(9)    the Trustee shall not be deemed to have notice or be charged with knowledge of any Event of Default unless a Responsible Officer of the Trustee receives written notice at its Corporate Trust Office of such Event of Default from the Company or from Holders of Securities of any series so affected evidencing no less than 51% of the aggregate outstanding principal amount of Securities of such series.

Section 9.05    Section 603(11) of the Base Indenture is hereby deleted and replaced in its entirety with the following:

(11)    the Trustee shall have no duty to inquire as to the performance of the Company’s covenants in Article 10.

Section 9.06    Section 603(13) of the Base Indenture is hereby deleted and replaced in its entirety with the following:

(13)    in no event shall the Trustee be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 9.07    The following shall be inserted as a new Section 606(16) of the Base Indenture:

(16)    in no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations under this Indenture arising out of or caused by forces beyond its reasonable control, including strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software or hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 9.08    The following shall be inserted as a new Section 606(17) of the Base Indenture:

(17)    notwithstanding anything to the contrary contained in this Indenture (as amended or supplemented), the Company, the Trustee and any Paying Agent may, to the extent it is required to do so by law, deduct or withhold income or other similar taxes imposed from principal or interest payments hereunder. The Company, the Trustee and any Paying Agent shall reasonably cooperate with each other and shall provide each other with copies of documents or information reasonably necessary for each of the Company, the Trustee and any such Paying Agent to comply with any withholding tax or tax information reporting obligations imposed on any of them, including any obligations imposed pursuant to an agreement with a governmental authority.

ARTICLE 10

MISCELLANEOUS

Section 10.01    Ratification of Indenture. The Base Indenture, as supplemented by this Third Supplemental Indenture, is in all respects ratified and confirmed, and this Third Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided.

Section 10.02    Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Third Supplemental Indenture.

Section 10.03    New York Law To Govern. THIS THIRD SUPPLEMENTAL INDENTURE AND EACH NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE.

Section 10.04    Waiver of Jury Trial. EACH OF THE COMPANY, THE HOLDERS AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE, THE SECURITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 10.05    Separability. In case any one or more of the provisions contained in this Third Supplemental Indenture or in any series of Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, then, to the extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provisions of this Third Supplemental Indenture or of such series of Notes, but this Third Supplemental Indenture and such series of Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 10.06    Counterparts. This Third Supplemental Indenture may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Third Supplemental Indenture and of signature pages by facsimile or electronic format (i.e., “pdf” or “tif”) transmission shall constitute effective execution and delivery of this Third Supplemental Indenture as to the parties hereto and may be used in lieu of the original Third Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronic format (i.e., “pdf” or “tif”) shall be deemed to be their original signatures for all purposes.

IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed, as of the day and year first written above.

DANAHER CORPORATION

By:	/s/ Matthew R. McGrew
Name:	Matthew R. McGrew
Title:	Executive Vice President and Chief Financial Officer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By:	/s/ Lawrence M. Kusch
Name:	Lawrence M. Kusch
Title:	Vice President

EXHIBIT A

[IF THIS NOTE IS TO BE A GLOBAL SECURITY, INSERT:]

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, SA/NV, AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING, S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE BANK OF NEW YORK MELLON, LONDON BRANCH, AS COMMON DEPOSITARY FOR THE ACCOUNT OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE COMMON DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH COMMON DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

DANAHER CORPORATION

1.700 % Senior Note due 2024

No.	€

CUSIP: 235851 AS1

Common Code: 214799499

ISIN: XS2147994995

Danaher Corporation, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                     , or registered assigns, the principal sum set forth in the Schedule of Increases or Decreases in Note attached hereto on March 30, 2024, and to pay interest thereon from March 30, 2020 or from the immediately preceding Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on March 30 of each year, commencing March 30, 2021 at the rate of 1.700% per annum, until the principal hereof is paid or made available for payment. Interest shall be computed on the basis of the payment convention ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Markets Association and in accordance with the Third Supplemental Indenture. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered on the Security Register at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day, whether or not a Business Day, immediately preceding the related Interest Payment Date, except as provided in Section 2.06 of the Third Supplemental Indenture.

Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in accordance with the Indenture, which shall initially be the corporate trust office of the Paying Agent, in euro in immediately available funds; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register, and provided further that if the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or if the euro is no longer being used by the then-member states of the European Economic and Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of this Note shall be made in U.S. dollars until the euro is again available to the Company. In such circumstances, the amount payable on any date in euro will be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for the euro.

The Company has initially appointed The Bank of New York Mellon, London Branch, as the Paying Agent to act as such agent with respect to the Notes, but the Company may, in its sole discretion, appoint any other institution (including any Affiliate of the Company) to serve as any such agent from time to time, without any prior notice to any Holder. The Company will give the Trustee prompt written notice of any change in any such appointment.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

DANAHER CORPORATION

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee

By:
Authorized Signatory

REVERSE OF NOTE

This Note is one of a duly authorized issue of Securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Initial Base Indenture, dated as of December 11, 2007 (herein called the “Initial Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as supplemented by a Supplemental Indenture (the “First Supplemental Indenture”), dated as of September 15, 2015 and as amended by a Second Supplemental Indenture (the “Second Supplemental Indenture”), dated as of July 1, 2019, between the Company and the Trustee (the Initial Base Indenture, as so supplemented by the First Supplemental Indenture and amended by the Second Supplemental Indenture, collectively, the “Base Indenture”), as further amended by the Third Supplemental Indenture, dated as of March 30, 2020 (herein called the “Third Supplemental Indenture,” which term shall have the meaning assigned to it in such instrument, and together with the Base Indenture, herein called the “Indenture”) and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be authenticated and delivered. The Notes are subject to a Paying Agency Agreement, dated as of March 30, 2020, between the Company and The Bank of New York Mellon, London Branch, as paying agent (the “Paying Agent”). This Note is one of the series designated on the face hereof initially limited in aggregate principal amount to €750,000,000. The Notes are unsecured general obligations of the Company.

1.    Optional Redemption

At any time and from time to time prior to February 29, 2024, the Company shall have the right to redeem the Notes, in whole or in part, at its option, at a redemption price equal to the greater of:

(i)    100% of the principal amount of the Notes to be redeemed; and

(ii)    the sum of the present values of the Remaining Scheduled Payments on the Notes to be redeemed (not including any portion of the payments of interest that will be accrued and unpaid to and including the Redemption Date) discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus 35 basis points, plus accrued and unpaid interest, if any, on the principal amount of the Notes being redeemed to, but excluding, the Redemption Date.

On or after February 29, 2024, the Company shall have the right, at its option, to redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest, if any, on the principal amount of the Notes being redeemed to, but excluding, the Redemption Date.

The Company will mail notice of any redemption to the registered Holders of the Notes to be redeemed not less than 15 nor more than 60 days prior to the Redemption Date. Any notice may, at the discretion of the Company be subject to the satisfaction or waiver of one or more conditions precedent. In that case, the notice shall state the nature of such condition precedent. If the Notes are only partially redeemed pursuant to Section 3.01 of the Third Supplemental Indenture, the Notes to be redeemed will be selected by the Trustee in such manner as in its sole discretion it shall deem appropriate and fair, subject to any applicable Depositary procedures.

If money sufficient to pay the redemption price of all of the Notes (or a portion thereof) to be redeemed on the Redemption Date is deposited with the Trustee or Paying Agent on or before the Redemption Date as provided herein and in the Indenture, then on and after such Redemption Date, interest will cease to accrue on such Notes (or such portion thereof) called for redemption.

In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

2.    Redemption Upon Changes in Withholding Taxes; Additional Amounts

The provisions of Sections 2.07 and 3.03 of the Third Supplemental Indenture shall apply to this series of Notes.

Whenever the payment of the principal of or interest or any other amounts on, or in respect of, this Note is mentioned, in any context, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the terms of the Indenture, and express mention of the payment of Additional Amounts in any provision of this series of Notes shall not be construed as excluding the payment of Additional Amounts in those provisions thereof where such express mention is not made.

3.    No Other Redemption

Except as set forth in Sections 1 and 2 of this Note and in Article 3 of the Third Supplemental Indenture, the Company may not redeem the Notes prior to the Maturity Date.

4.    Change of Control Triggering Event

If a Change of Control Triggering Event occurs, unless the Notes of this series have become redeemable as described in Sections 3.01 and 3.03 of the Third Supplemental Indenture, Holders of the Notes of this series will have the right to require the Company to repurchase all or any part (equal to €100,000 or an integral multiple of €1,000 in excess thereof) of their Notes pursuant to the offer described below (the “Change of Control Offer”) on the terms set forth herein. In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to the date of purchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, or, at the Company’s option, prior to the date of the consummation of any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, the Company will be required to mail a notice to Holders of the Notes, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures required by the Indenture and described in such notice. The notice shall, if mailed prior to the date of the consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date. The Company must comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Triggering Event provisions of the Notes, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under Section 3.02 of the Third Supplemental Indenture and this Section 4 of this Note by virtue of such conflicts.

On the Change of Control Payment Date, the Company will be required, to the extent lawful, to:

(i)    accept for payment all of the Notes, or portions of the Notes, properly tendered pursuant to the Change of Control Offer;

(ii)    deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all of the Notes, or portions of the Notes, properly tendered; and

(iii)    deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes, or portions of Notes, being repurchased.

The Paying Agent will promptly mail to each Holder of Notes properly tendered the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each such Holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a principal amount of €100,000 or an integral multiple of €1,000 in excess thereof. The Company will not be required to make an offer to repurchase the Notes upon a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer.

In addition, the Company will not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

5.    No Sinking Fund

The Notes are not entitled to the benefit of any sinking fund.

6.    Defeasance and Discharge

The Indenture contains provisions for defeasance and discharge and for defeasance at any time of certain restrictive covenants and Events of Default with respect to this Note upon compliance with certain conditions set forth in the Indenture.

7.    Events of Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

8.    Modification and Waiver

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Notes in addition to or in place of certificated Notes, or make any other change that does not adversely affect the rights of any Holder of a Note.

9.    Remedies

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

10.    Transfer and Exchange

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of €100,000 or an integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

11.    Governing Law

THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE.

12.    Defined Terms

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture. As used in this Note, the term “Predecessor Note” shall have the meaning assigned to the term “Predecessor Security” in the Indenture.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Note to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee) and irrevocably appoints agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

Date:

Signature:

Signature Guarantee:

(Sign exactly as your name appears on the other side of this Note)

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES IN NOTE

The initial principal amount of this Note is €            . The following increases or decreases in the principal amount of this Note have been made:

Date	Amount of decrease in principal amount of this Note	Amount of increase in principal amount of this Note	Principal amount of this Note following such decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT B

[IF THIS NOTE IS TO BE A GLOBAL SECURITY, INSERT:]

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, SA/NV, AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING, S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE BANK OF NEW YORK MELLON, LONDON BRANCH, AS COMMON DEPOSITARY FOR THE ACCOUNT OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE COMMON DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH COMMON DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

DANAHER CORPORATION

2.100% Senior Note due 2026

No.	€

CUSIP: 235851 AT9

Common Code: 214799529

ISIN: XS2147995299

Danaher Corporation, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                     , or registered assigns, the principal sum set forth in the Schedule of Increases or Decreases in Note attached hereto on September 30, 2026, and to pay interest thereon from March 30, 2020 or from the immediately preceding Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on September 30 of each year, commencing September 30, 2020 at the rate of 2.100% per annum, until the principal hereof is paid or made available for payment. Interest shall be computed on the basis of the payment convention ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Markets Association and in accordance with the Third Supplemental Indenture. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered on the Security Register at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day, whether or not a Business Day, immediately preceding the related Interest Payment Date, except as provided in Section 2.06 of the Third Supplemental Indenture.

Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in accordance with the Indenture, which shall initially be the corporate trust office of the Paying Agent, in euro in immediately available funds; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register, and provided further that if the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or if the euro is no longer being used by the then-member states of the European Economic and Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of this Note shall be made in U.S. dollars until the euro is again available to the Company. In such circumstances, the amount payable on any date in euro will be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for the euro.

The Company has initially appointed The Bank of New York Mellon, London Branch, as the Paying Agent to act as such agent with respect to the Notes, but the Company may, in its sole discretion, appoint any other institution (including any Affiliate of the Company) to serve as any such agent from time to time, without any prior notice to any Holder. The Company will give the Trustee prompt written notice of any change in any such appointment.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

DANAHER CORPORATION

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee

By:
Authorized Signatory

REVERSE OF NOTE

This Note is one of a duly authorized issue of Securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Initial Base Indenture, dated as of December 11, 2007 (herein called the “Initial Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as supplemented by a Supplemental Indenture (the “First Supplemental Indenture”), dated as of September 15, 2015 and as amended by a Second Supplemental Indenture (the “Second Supplemental Indenture”), dated as of July 1, 2019, between the Company and the Trustee (the Initial Base Indenture, as so supplemented by the First Supplemental Indenture and amended by the Second Supplemental Indenture, collectively, the “Base Indenture”), as further amended by the Third Supplemental Indenture, dated as of March 30, 2020 (herein called the “Third Supplemental Indenture,” which term shall have the meaning assigned to it in such instrument, and together with the Base Indenture, herein called the “Indenture”) and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be authenticated and delivered. The Notes are subject to a Paying Agency Agreement, dated as of March 30, 2020, between the Company and The Bank of New York Mellon, London Branch, as paying agent (the “Paying Agent”). This Note is one of the series designated on the face hereof initially limited in aggregate principal amount to €500,000,000. The Notes are unsecured general obligations of the Company.

1.    Optional Redemption

At any time and from time to time prior to July 30, 2026, the Company shall have the right to redeem the Notes, in whole or in part, at its option, at a redemption price equal to the greater of:

(i)    100% of the principal amount of the Notes to be redeemed; and

(ii)    the sum of the present values of the Remaining Scheduled Payments on the Notes to be redeemed (not including any portion of the payments of interest that will be accrued and unpaid to and including the Redemption Date) discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus 40 basis points, plus accrued and unpaid interest, if any, on the principal amount of the Notes being redeemed to, but excluding, the Redemption Date.

On or after July 30, 2026, the Company shall have the right, at its option, to redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest, if any, on the principal amount of the Notes being redeemed to, but excluding, the Redemption Date.

The Company will mail notice of any redemption to the registered Holders of the Notes to be redeemed not less than 15 nor more than 60 days prior to the Redemption Date. Any notice may, at the discretion of the Company be subject to the satisfaction or waiver of one or more conditions precedent. In that case, the notice shall state the nature of such condition precedent. If the Notes are only partially redeemed pursuant to Section 3.01 of the Third Supplemental Indenture, the Notes to be redeemed will be selected by the Trustee in such manner as in its sole discretion it shall deem appropriate and fair, subject to any applicable Depositary procedures.

If money sufficient to pay the redemption price of all of the Notes (or a portion thereof) to be redeemed on the Redemption Date is deposited with the Trustee or Paying Agent on or before the Redemption Date as provided herein and in the Indenture, then on and after such Redemption Date, interest will cease to accrue on such Notes (or such portion thereof) called for redemption.

In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

2.    Redemption Upon Changes in Withholding Taxes; Additional Amounts

The provisions of Sections 2.07 and 3.03 of the Third Supplemental Indenture shall apply to this series of Notes.

Whenever the payment of the principal of or interest or any other amounts on, or in respect of, this Note is mentioned, in any context, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the terms of the Indenture, and express mention of the payment of Additional Amounts in any provision of this series of Notes shall not be construed as excluding the payment of Additional Amounts in those provisions thereof where such express mention is not made.

3.    No Other Redemption

Except as set forth in Sections 1, and 2 of this Note and in Article 3 of the Third Supplemental Indenture, the Company may not redeem the Notes prior to the Maturity Date.

4.    Change of Control Triggering Event

If a Change of Control Triggering Event occurs, unless the Notes of this series have become redeemable as described in Sections 3.01 and 3.03 of the Third Supplemental Indenture, Holders of the Notes of this series will have the right to require the Company to repurchase all or any part (equal to €100,000 or an integral multiple of €1,000 in excess thereof) of their Notes pursuant to the offer described below (the “Change of Control Offer”) on the terms set forth herein. In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to the date of purchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, or, at the Company’s option, prior to the date of the consummation of any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, the Company will be required to mail a notice to Holders of the Notes, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures required by the Indenture and described in such notice. The notice shall, if mailed prior to the date of the consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date. The Company must comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Triggering Event provisions of the Notes, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under Section 3.02 of the Third Supplemental Indenture and this Section 4 of this Note by virtue of such conflicts.

On the Change of Control Payment Date, the Company will be required, to the extent lawful, to:

(i)    accept for payment all of the Notes, or portions of the Notes, properly tendered pursuant to the Change of Control Offer;

(ii)    deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all of the Notes, or portions of the Notes, properly tendered; and

(iii)    deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes, or portions of Notes, being repurchased.

The Paying Agent will promptly mail to each Holder of Notes properly tendered the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each such Holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a principal amount of €100,000 or an integral multiple of €1,000 in excess thereof. The Company will not be required to make an offer to repurchase the Notes upon a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer.

In addition, the Company will not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

5.    No Sinking Fund

The Notes are not entitled to the benefit of any sinking fund.

6.    Defeasance and Discharge

The Indenture contains provisions for defeasance and discharge and for defeasance at any time of certain restrictive covenants and Events of Default with respect to this Note upon compliance with certain conditions set forth in the Indenture.

7.    Events of Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

8.    Modification and Waiver

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Notes in addition to or in place of certificated Notes, or make any other change that does not adversely affect the rights of any Holder of a Note.

9.    Remedies

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

10.    Transfer and Exchange

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of €100,000 or an integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

11.    Governing Law

THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE.

12.    Defined Terms

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture. As used in this Note, the term “Predecessor Note” shall have the meaning assigned to the term “Predecessor Security” in the Indenture.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Note to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee) and irrevocably appoints agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

Date:

Signature:

Signature Guarantee:

(Sign exactly as your name appears on the other side of this Note)

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES IN NOTE

The initial principal amount of this Note is €    . The following increases or decreases in the principal amount of this Note have been made:

Date	Amount of decrease in principal amount of this Note	Amount of increase in principal amount of this Note	Principal amount of this Note following such decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT C

[IF THIS NOTE IS TO BE A GLOBAL SECURITY, INSERT:]

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, SA/NV, AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING, S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE BANK OF NEW YORK MELLON, LONDON BRANCH, AS COMMON DEPOSITARY FOR THE ACCOUNT OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE COMMON DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH COMMON DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

DANAHER CORPORATION

2.500% Senior Note due 2030

No.	€

CUSIP: 235851 AU6

Common Code: 214799537

ISIN: XS2147995372

Danaher Corporation, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                                     , or registered assigns, the principal sum set forth in the Schedule of Increases or Decreases in Note attached hereto on March 30, 2030, and to pay interest thereon from March 30, 2020 or from the immediately preceding Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on March 30 of each year, commencing March 30, 2021 at the rate of 2.500% per annum, until the principal hereof is paid or made available for payment. Interest shall be computed on the basis of the payment convention ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Markets Association and in accordance with the Third Supplemental Indenture. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered on the Security Register at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day, whether or not a Business Day, immediately preceding the related Interest Payment Date, except as provided in Section 2.06 of the Third Supplemental Indenture.

Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in accordance with the Indenture, which shall initially be the corporate trust office of the Paying Agent, in euro in immediately available funds; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register, and provided further that if the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or if the euro is no longer being used by the then-member states of the European Economic and Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of this Note shall be made in U.S. dollars until the euro is again available to the Company. In such circumstances, the amount payable on any date in euro will be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for the euro.

The Company has initially appointed The Bank of New York Mellon, London Branch, as the Paying Agent to act as such agent with respect to the Notes, but the Company may, in its sole discretion, appoint any other institution (including any Affiliate of the Company) to serve as any such agent from time to time, without any prior notice to any Holder. The Company will give the Trustee prompt written notice of any change in any such appointment.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

DANAHER CORPORATION

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee

By:
Authorized Signatory

REVERSE OF NOTE

This Note is one of a duly authorized issue of Securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Initial Base Indenture, dated as of December 11, 2007 (herein called the “Initial Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as supplemented by a Supplemental Indenture (the “First Supplemental Indenture”), dated as of September 15, 2015 and as amended by a Second Supplemental Indenture (the “Second Supplemental Indenture”), dated as of July 1, 2019, between the Company and the Trustee (the Initial Base Indenture, as so supplemented by the First Supplemental Indenture and amended by the Second Supplemental Indenture, collectively, the “Base Indenture”), as further amended by the Third Supplemental Indenture, dated as of March 30, 2020 (herein called the “Third Supplemental Indenture,” which term shall have the meaning assigned to it in such instrument, and together with the Base Indenture, herein called the “Indenture”) and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be authenticated and delivered. The Notes are subject to a Paying Agency Agreement, dated as of March 30, 2020, between the Company and The Bank of New York Mellon, London Branch, as paying agent (the “Paying Agent”). This Note is one of the series designated on the face hereof initially limited in aggregate principal amount to €500,000,000. The Notes are unsecured general obligations of the Company.

1.    Optional Redemption

At any time and from time to time prior to December 30, 2029, the Company shall have the right to redeem the Notes, in whole or in part, at its option, at a redemption price equal to the greater of:

(i)    100% of the principal amount of the Notes to be redeemed; and

(ii)    the sum of the present values of the Remaining Scheduled Payments on the Notes to be redeemed (not including any portion of the payments of interest that will be accrued and unpaid to and including the Redemption Date) discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus 45 basis points, plus accrued and unpaid interest, if any, on the principal amount of the Notes being redeemed to, but excluding, the Redemption Date.

On or after December 30, 2029, the Company shall have the right, at its option, to redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest, if any, on the principal amount of the Notes being redeemed to, but excluding, the Redemption Date.

The Company will mail notice of any redemption to the registered Holders of the Notes to be redeemed not less than 15 nor more than 60 days prior to the Redemption Date. Any notice may, at the discretion of the Company be subject to the satisfaction or waiver of one or more conditions precedent. In that case, the notice shall state the nature of such condition precedent. If the Notes are only partially redeemed pursuant to Section 3.01 of the Third Supplemental Indenture, the Notes to be redeemed will be selected by the Trustee in such manner as in its sole discretion it shall deem appropriate and fair, subject to any applicable Depositary procedures.

If money sufficient to pay the redemption price of all of the Notes (or a portion thereof) to be redeemed on the Redemption Date is deposited with the Trustee or Paying Agent on or before the Redemption Date as provided herein and in the Indenture, then on and after such Redemption Date, interest will cease to accrue on such Notes (or such portion thereof) called for redemption.

In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

2.    Redemption Upon Changes in Withholding Taxes; Additional Amounts

The provisions of Sections 2.07 and 3.03 of the Third Supplemental Indenture shall apply to this series of Notes.

Whenever the payment of the principal of or interest or any other amounts on, or in respect of, this Note is mentioned, in any context, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the terms of the Indenture, and express mention of the payment of Additional Amounts in any provision of this series of Notes shall not be construed as excluding the payment of Additional Amounts in those provisions thereof where such express mention is not made.

3.    No Other Redemption

Except as set forth in Sections 1 and 2 of this Note and in Article 3 of the Third Supplemental Indenture, the Company may not redeem the Notes prior to the Maturity Date.

4.    Change of Control Triggering Event

If a Change of Control Triggering Event occurs, unless the Notes of this series have become redeemable as described in Sections 3.01 and 3.03 of the Third Supplemental Indenture, Holders of the Notes of this series will have the right to require the Company to repurchase all or any part (equal to €100,000 or an integral multiple of €1,000 in excess thereof) of their Notes pursuant to the offer described below (the “Change of Control Offer”) on the terms set forth herein. In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to the date of purchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, or, at the Company’s option, prior to the date of the consummation of any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, the Company will be required to mail a notice to Holders of the Notes, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures required by the Indenture and described in such notice. The notice shall, if mailed prior to the date of the consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date. The Company must comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Triggering Event provisions of the Notes, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under Section 3.02 of the Third Supplemental Indenture and this Section 4 of this Note by virtue of such conflicts.

On the Change of Control Payment Date, the Company will be required, to the extent lawful, to:

(i)    accept for payment all of the Notes, or portions of the Notes, properly tendered pursuant to the Change of Control Offer;

(ii)    deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all of the Notes, or portions of the Notes, properly tendered; and

(iii)    deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes, or portions of Notes, being repurchased.

The Paying Agent will promptly mail to each Holder of Notes properly tendered the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each such Holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a principal amount of €100,000 or an integral multiple of €1,000 in excess thereof. The Company will not be required to make an offer to repurchase the Notes upon a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer.

In addition, the Company will not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

5.    No Sinking Fund

The Notes are not entitled to the benefit of any sinking fund.

6.    Defeasance and Discharge

The Indenture contains provisions for defeasance and discharge and for defeasance at any time of certain restrictive covenants and Events of Default with respect to this Note upon compliance with certain conditions set forth in the Indenture.

7.    Events of Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

8.    Modification and Waiver

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Notes in addition to or in place of certificated Notes, or make any other change that does not adversely affect the rights of any Holder of a Note.

9.    Remedies

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

10.    Transfer and Exchange

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of €100,000 or an integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

11.    Governing Law

THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE.

12.    Defined Terms

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture. As used in this Note, the term “Predecessor Note” shall have the meaning assigned to the term “Predecessor Security” in the Indenture.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Note to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee) and irrevocably appoints agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

Date:

Signature:

Signature Guarantee:

(Sign exactly as your name appears on the other side of this Note)

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES IN NOTE

The initial principal amount of this Note is €            . The following increases or decreases in the principal amount of this Note have been made:

Date	Amount of decrease in principal amount of this Note	Amount of increase in principal amount of this Note	Principal amount of this Note following such decrease or increase	Signature of authorized signatory of Trustee